Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

AutoNation, Inc.

(Exact name of obligor as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware	73-1105145
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 SW 1st Ave
Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip code)

Debt Securities

(Title of the indenture securities)

TABLE OF ADDITIONAL REGISTRANTS

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

7 ROD REAL ESTATE NORTH, A Limited Liability Company	Wyoming	84-1167321	AN Collision Center of Las Vegas, Inc.	Nevada	88-0168433

7 ROD REAL ESTATE SOUTH, A Limited Liability Company	Wyoming	84-1167320	AN COLLISION CENTER OF NORTH HOUSTON, INC.	Delaware	26-3118395

Abraham Chevrolet-Miami, Inc.	Delaware	65-0802822	AN COLLISION CENTER OF SARASOTA, INC.	Florida	65-0721017

Abraham Chevrolet-Tampa, Inc.	Delaware	65-0802820	AN Collision Center of Tempe, Inc.	Delaware	86-0928952

ACER Fiduciary, Inc.	Delaware	65-0945065	AN CORPORATE MANAGEMENT PAYROLL CORP.	Delaware	26-3725783

AL F-L Motors, LLC	Delaware	45-4504161	AN Corpus Christi GP, LLC	Delaware	32-0031563

AL Fort Payne Motors, LLC	Delaware	46-4582474	AN Corpus Christi Imports Adv. GP, LLC	Delaware	90-0080282

Albert Berry Motors, Inc.	Texas	74-1487498	AN Corpus Christi Imports Adv., LP	Texas	90-0080295

Allen Samuels Chevrolet of Corpus Christi, Inc.	Texas	74-2652504	AN Corpus Christi Imports GP, LLC	Delaware	27-0041420

Allen Samuels Chevrolet of Waco, Inc.	Texas	74-1776820	AN Corpus Christi Imports II GP, LLC	Delaware	27-0041425

Allison Bavarian	California	94-2707588	AN Corpus Christi Imports II, LP	Texas	32-0031566

ALLISON BAVARIAN HOLDING, LLC	Delaware	20-5224408	AN Corpus Christi Imports, LP	Texas	32-0031567

ALL-STATE RENT A CAR, INC.	Nevada	88-0143152	AN CORPUS CHRISTI MOTORS, INC.	Delaware	20-5547917

American Way Motors, Inc.	Tennessee	62-1333714	AN Corpus Christi T. Imports GP, LLC	Delaware	27-0041422

AN AutoParts, Inc.	Delaware	46-4553033	AN Corpus Christi T. Imports, LP	Texas	13-4214051

AN CADILLAC OF WPB, LLC	Delaware	35-2234609	AN County Line Ford, Inc.	Texas	75-1687008

AN Central Region Management, LLC	Delaware	01-0756957	AN Dealership Holding Corp.	Florida	65-0608572

AN Chevrolet—Arrowhead, Inc.	Delaware	91-1933520	AN F. Imports of Atlanta, LLC	Delaware	57-1174466

AN CJ VALENCIA, INC.	Delaware	20-2859034	AN F. Imports of Hawthorne Holding, LLC	Delaware	65-0944669

AN Collision Center FTL South, Inc.	Delaware	46-4538029	AN F. Imports of Hawthorne, LLC	Delaware	65-1040982

AN COLLISION CENTER OF ADDISON, INC.	Delaware	75-1053127	AN F. Imports of North Denver, LLC	Delaware	52-2124965

AN F. Imports of North Phoenix, Inc.	Delaware	86-0928953	AN Luxury Imports of Sanford, LLC	Delaware	65-0952134

AN F. Imports of Roseville Holding, LLC	Delaware	20-5226908	AN Luxury Imports of Sarasota, Inc.	Delaware	20-0551681

AN F. Imports of Roseville, Inc.	Delaware	76-0489587	AN LUXURY IMPORTS OF SPOKANE, INC.	Delaware	27-1210937

AN Fort Myers Imports, LLC	Delaware	65-0944636	AN Luxury Imports of Tucson, Inc.	Delaware	26-1182858

AN Fremont Luxury Imports, Inc.	Delaware	86-0928954	AN Luxury Imports, Ltd.	Texas	90-0121575

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

AN H. Imports of Atlanta, LLC	Delaware	35-2229690	AN Motors of Brooksville, Inc.	Florida	59-2690846

AN IMPORTS OF FT. LAUDERDALE, INC.	Delaware	20-5147883	AN MOTORS OF DALLAS, INC.	Delaware	26-1769977

AN Imports of Seattle, Inc.	Delaware	65-0978211	AN MOTORS OF DELRAY BEACH, INC.	Delaware	20-1405067

AN IMPORTS OF SPOKANE, INC.	Delaware	26-4461138	AN Motors of Ft. Lauderdale, Inc.	Florida	65-0721018

AN Imports of Stevens Creek Holding, LLC.	Delaware	20-5226306	AN Motors of Memphis, Inc.	Tennessee	62-1038471

AN Imports of Stevens Creek Inc.	Delaware	52-2119516	AN MOTORS OF PEMBROKE, LLC	Delaware	65-0944183

AN Imports on Weston Road, Inc.	Florida	59-1968718	AN MOTORS OF SCOTTSDALE, LLC	Delaware	52-2102864

AN LUXURY IMPORTS GP, LLC	Delaware	90-0121570	AN MOTORS ON FEDERAL HIGHWAY, LLC	Delaware	65-0944179

AN LUXURY IMPORTS HOLDING, LLC	Delaware	20-5682480	AN Motors on South Padre, LP	Texas	32-0031564

AN Luxury Imports of Coconut Creek, Inc.	Delaware	86-0928950	AN North Phoenix Collision, Inc.	Delaware	34-1555317

AN Luxury Imports of Marietta, LLC	Delaware	65-0964278	AN Pontiac GMC Houston North GP, LLC	Delaware	16-1641915

AN LUXURY IMPORTS OF PALM BEACH, INC.	Delaware	20-8671889	AN Pontiac GMC Houston North, LP	Texas	13-4214055

AN LUXURY IMPORTS OF PEMBROKE PINES, INC.	Delaware	22-3869449	AN San Jose Luxury Imports Holdings, LLC	Delaware	20-5225929

AN Luxury Imports of Phoenix, Inc.	Delaware	26-4461301	AN San Jose Luxury Imports, Inc.	California	94-2633163

AN LUXURY IMPORTS OF SAN DIEGO, INC.	Delaware	20-5682367	AN Seattle Motors, Inc.	Delaware	91-1197824

AN SUBARU MOTORS, INC.	Delaware	20-5685964	Auto Company 2016-16, Inc.	Delaware	81-1424011

AN T. Imports of Atlanta, LLC	Delaware	47-0922628	Auto Company 2016-17, Inc.	Delaware	81-1456473

AN Texas Region Management, Ltd.	Texas	02-0654987	Auto Company 2016-18, Inc.	Delaware	81-1456551

AN Tucson Imports, LLC	Delaware	52-2102866	Auto Company 2016-19, Inc.	Delaware	81-1456608

AN Valencia Auto Imports, Inc.	Delaware	35-2437399	Mesa Collision, Inc.	Delaware	81-1349321

AN Western Region Management, LLC	Delaware	01-0756952	Auto Company 2016-20, Inc.	Delaware	81-1456666

AN/CF Acquisition Corp.	Delaware	65-0927849	Tier2 Corporation	Delaware	81-1349481

Henderson Collision, Inc.	Delaware	36-3087611	JLR Luxury Imports of Fremont, Inc.	Delaware	81-1349630

AN/KPBG Motors, Inc.	Washington	91-1739519	TX-CC Galleria, Inc.	Delaware	81-1367856

AN/MF Acquisition Corp.	Delaware	65-0961375	TX-CC Spring, Inc.	Delaware	81-1367949

AN/MNI Acquisition Corp.	Delaware	65-1024377	TX-CC Dallas, Inc.	Delaware	81-1368063

AN/PF Acquisition Corp.	Delaware	65-0927848	GA-CC Columbus, Inc.	Delaware	81-1368158

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

ANUSA Holding, LLC	Delaware	46-4813183	CA-CC Fremont, Inc.	Delaware	81-1387803

Appleway Chevrolet, Inc.	Washington	91-0538143	AUTO COMPANY 2017-01, INC.	Delaware	82-2235018

ASE Motors Holding Corp.	Texas	75-2271986	AUTO COMPANY 2017-02, INC.	Delaware	82-2235320

AUTO CAR HOLDING, LLC	Delaware	20-5225856	AUTO COMPANY 2017-03, INC.	Delaware	82-2235433

Auto Car, Inc.	California	68-0129623	AUTO COMPANY 2017-04, INC.	Delaware	82-2253649

Chandler Collision, Inc.	Delaware	81-1349193	AUTO COMPANY 2017-05, INC.	Delaware	82-2253812

Tucson Collision, Inc.	Delaware	81-1387945	AUTO COMPANY 2017-06, INC.	Delaware	82-2253886

Irvine Body Shop, Inc.	Delaware	81-1388043	AUTO COMPANY 2017-07, INC.	Delaware	82-2309635

Imports on PCH, Inc.	Delaware	81-1388255	AUTO COMPANY 2017-08, INC.	Delaware	82-2309733

Auto Company 2016-13, Inc.	Delaware	81-1423815	AUTO COMPANY 2017-09, INC.	Delaware	82-2309788

AutoNation Suite 101, Inc.	Delaware	81-1423892	AUTO COMPANY 2017-10, INC.	Delaware	82-2309903

Auto Company 2016-15, Inc.	Delaware	81-1423956	Auto Company IX, Inc.	Delaware	45-4497193

Auto Company VI, Inc.	Delaware	45-4496998	Gilbert ANUSA, LLC	Delaware	81-1368257

Auto Company VII, Inc.	Delaware	45-4497100	Auto Dealership 2016-4, LLC	Delaware	81-1368355

Auto Company VIII, Inc.	Delaware	45-4497147	Auto Dealership 2016-5, LLC	Delaware	81-1388406

Auto Company XI, Inc.	Delaware	45-4497510	Auto Dealership 2016-6, LLC	Delaware	81-1388478

Auto Company XII, Inc.	Delaware	45-4497553	Auto Dealership 2016-7, LLC	Delaware	81-1424093

Auto Company XIII, Inc.	Delaware	45-4497721	Mobile Motors, LLC	Delaware	81-1424163

Auto Company XIV, Inc.	Delaware	45-4497604	Auto Dealership 2016-9, LLC	Delaware	81-1456370

Auto Company XIX, Inc.	Delaware	46-4541407	AUTO DEALERSHIP 2017-01, LLC	Delaware	82-2166964

Auto TechLabs, Inc.	Delaware	46-4564833	ACP Auto Parts, LLC	Delaware	82-2167040

ACP Holding Corp.	Delaware	46-4565019	AUTO DEALERSHIP 2017-03, LLC	Delaware	82-2172386

Tempe Body Shop, Inc.	Delaware	46-4565133	AUTO DEALERSHIP 2017-04, LLC	Delaware	82-2172446

Gilbert Body Shop, Inc.	Delaware	46-4565251	AUTO DEALERSHIP 2017-05, LLC	Delaware	82-2193903

Auto Company XVII, Inc.	Delaware	46-4541217	AUTO DEALERSHIP 2017-06, LLC	Delaware	82-2194015

Auto Company XXI, Inc.	Delaware	46-4541577	AUTO DEALERSHIP 2017-07, LLC	Delaware	82-2208234

Auto Company XXII, Inc.	Delaware	46-4541640	AUTO DEALERSHIP 2017-08, LLC	Delaware	82-2208332

Auto Company XXIII, Inc.	Delaware	46-4541717	AUTO DEALERSHIP 2017-09, LLC	Delaware	82-2234761

Auto Company XXV, Inc.	Delaware	46-4541976	AUTO DEALERSHIP 2017-10, LLC	Delaware	82-2234819

Buena Park Luxury Imports, Inc.	Delaware	46-4542058	AUTO DEALERSHIP 2017-11, LLC	Delaware	82-2253295

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Auto Company XXVII, Inc.	Delaware	46-4542110	AUTO DEALERSHIP 2017-12, LLC	Delaware	82-2253416

Auto Company XXVIII, Inc.	Delaware	46-4542327	AUTO DEALERSHIP 2017-13, LLC	Delaware	82-2271051

Auto Dealership 2016-1, LLC	Delaware	81-1348781	AUTO DEALERSHIP 2017-14, LLC	Delaware	82-2271134

Auto Dealership 2016-10, LLC	Delaware	81-1456416	AUTO DEALERSHIP 2017-15, LLC	Delaware	82-2287959

Auto Dealership 2016-2, LLC	Delaware	81-1349768	AUTO DEALERSHIP 2017-16, LLC	Delaware	82-2288018

AUTO DEALERSHIP 2017-17, LLC	Delaware	82-2298944	Auto Dealership XXIII, LLC	Delaware	46-4657168

AUTO DEALERSHIP 2017-18, LLC	Delaware	82-2300370	AUTO HOLDING, LLC	Delaware	52-2107831

AUTO DEALERSHIP 2017-19, LLC	Delaware	82-2300487	AUTO MISSION HOLDING, LLC	Delaware	20-5226182

AUTO DEALERSHIP 2017-20, LLC	Delaware	82-2310000	Auto Mission Ltd.	California	94-3141091

AUTO DEALERSHIP 2017-21, LLC	Delaware	82-2310058	Auto Motors of Englewood, LLC	Delaware	46-4598610

AUTO DEALERSHIP 2017-22, LLC	Delaware	82-2310125	Auto West, Inc.	California	94-2946518

AUTO DEALERSHIP 2017-23, LLC	Delaware	82-2319272	Autohaus Holdings, Inc.	Delaware	80-0052569

AUTO DEALERSHIP 2017-24, LLC	Delaware	82-2319437	AutoNation Benefits Company, Inc.	Florida	34-1135160

AUTO DEALERSHIP 2017-25, LLC	Delaware	82-2319485	AutoNation Corporate Management, LLC	Delaware	22-3850167

AUTO DEALERSHIP 2017-26, LLC	Delaware	82-2335188	AutoNation Enterprises Incorporated	Florida	65-0608578

AUTO DEALERSHIP 2017-27, LLC	Delaware	82-2335228	AUTONATION FINANCIAL SERVICES, LLC	Delaware	65-0725080

AUTO DEALERSHIP 2017-28, LLC	Delaware	82-2335269	AutoNation Fort Worth Motors, Ltd.	Texas	65-1152832

AUTO DEALERSHIP 2017-29, LLC	Delaware	82-2350673	AutoNation GM GP, LLC	Delaware	65-0944592

AUTO DEALERSHIP 2017-30, LLC	Delaware	82-2350728	AutoNation Holding Corp.	Delaware	65-0723604

Auto Dealership III, LLC	Delaware	45-4503383	AutoNation Imports of Katy GP, LLC	Delaware	56-2307537

Auto Dealership IV, LLC	Delaware	45-4503422	AutoNation Imports of Katy, L.P.	Texas	65-0957160

Auto Dealership IX, LLC	Delaware	45-4503953	AutoNation Imports of Lithia Springs, LLC	Delaware	65-1003051

Auto Dealership V, LLC	Delaware	45-4503462	AutoNation Imports of Longwood, Inc.	Delaware	65-1032195

Auto Dealership VI, LLC	Delaware	45-4503772	AutoNation Imports of Palm Beach, Inc.	Delaware	65-1102140

Auto Dealership VII, LLC	Delaware	45-4503837	AutoNation Imports of Winter Park, Inc.	Delaware	65-1032110

Auto Dealership VIII, LLC	Delaware	45-4503899	AutoNation Motors Holding Corp.	Delaware	65-1132563

Auto Dealership X, LLC	Delaware	45-4504002	AutoNation Motors of Lithia Springs, Inc.	Delaware	65-1002966

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

AutoNation North Texas Management GP, LLC	Delaware	33-1037931	Bethesda Luxury Imports, LLC	Delaware	46-4611681

AutoNation Orlando Venture Holdings, Inc.	Delaware	65-1137521	Bill Ayares Chevrolet, LLC	Delaware	47-0922618

AutoNation Realty Corporation	Delaware	65-0711536	BLEDSOE DODGE, LLC	Delaware	65-0944613

AutoNation USA of Perrine, Inc.	Delaware	65-0899807	Bob Townsend Ford, Inc.	Delaware	31-0669965

AUTONATION V. IMPORTS OF DELRAY BEACH, LLC	Delaware	36-4558039	Body Shop Holding Corp.	Delaware	52-2124065

AutoNation.com, Inc.	Delaware	65-0945066	Brown & Brown Chevrolet - Superstition Springs, LLC	Arizona	86-0904747

Bankston Auto, Inc.	Texas	75-1336358	Brown & Brown Chevrolet, Inc.	Arizona	86-0128003

Bankston Chrysler Jeep of Frisco, L.P.	Texas	65-1052692	Brown & Brown Nissan Mesa, L.L.C.	Arizona	86-0795376

Bankston CJ GP, LLC	Delaware	56-2307538	Brown & Brown Nissan, Inc.	Arizona	86-0677220

BANKSTON FORD OF FRISCO, LTD.CO.	Texas	75-2529822	BULL MOTORS, LLC	Delaware	65-0944614

Bankston Nissan in Irving, Inc.	Texas	75-1325663	C. Garrett, Inc.	Colorado	84-1264053

Bankston Nissan Lewisville GP, LLC	Delaware	73-1670796	CARLISLE MOTORS, LLC	Delaware	65-0944616

Bankston Nissan Lewisville, Ltd.	Texas	06-1699681	CARWELL HOLDING, LLC	Delaware	20-5224795

Bargain Rent-A-Car	California	95-3821161	CARWELL, LLC	Delaware	65-0944617

Batfish, LLC	Colorado	84-1261352	Centennial Automotive, LLC	Delaware	65-0944626

BBCSS, Inc.	Arizona	58-2434441	Centennial Collision, Inc.	Delaware	46-4564206

Beach City Chevrolet Company, Inc.	California	95-1879646	CERRITOS BODY WORKS HOLDING, LLC	Delaware	20-5225440

BEACH CITY HOLDING, LLC	Delaware	20-5226233	Cerritos Body Works, Inc.	California	33-0374316

Beacon Motors, Inc.	Florida	65-0582254	CHAMPION CHEVROLET HOLDING, LLC	Delaware	20-5224897

Bell Motors, LLC	Delaware	52-2102862	CHAMPION CHEVROLET, LLC	Delaware	65-0944618

Bellevue Automotive, Inc.	Delaware	94-3009590	Champion Ford, Inc.	Texas	76-0171196

Bellevue Collision, Inc.	Delaware	46-4552919	Charlie Hillard, Inc.	Texas	75-0922515

BENGAL MOTOR COMPANY, LTD.	Florida	59-2985277	Charlie Thomas Chevrolet GP, LLC	Delaware	73-1670803

Bengal Motors, Inc.	Florida	65-0165367	Charlie Thomas Chevrolet, Ltd.	Texas	20-0058033

Charlie Thomas Chrysler-Plymouth, Inc.	Texas	76-0010351	CT Intercontinental, Ltd.	Texas	20-0057835

Charlie Thomas Courtesy Leasing, Inc.	Texas	74-1850452	CT Motors, Inc.	Texas	76-0387042

Charlie Thomas F. GP, LLC	Delaware	33-1062335	D/L Motor Company	Florida	59-3237877

Charlie Thomas Ford, Ltd.	Texas	20-0058561	Dealership Realty Corporation	Texas	76-0218062

Charlie Thomas’ Courtesy Ford, Ltd.	Texas	06-1699682	Delray Luxury Imports, Inc.	Delaware	46-4552813

Charlie Thomas’ Courtesy GP, LLC	Delaware	73-1670811	Desert Buick-GMC Trucks, L.L.C.	Delaware	52-2102859

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

CHESROWN AUTO, LLC	Delaware	65-0944619	Desert Chrysler-Plymouth, Inc.	Delaware	88-0121640

CHESROWN CHEVROLET, LLC	Delaware	65-0944620	Desert Dodge, Inc.	Nevada	88-0227814

Chesrown Collision Center, Inc.	Colorado	84-1358588	Desert GMC, L.L.C.	Delaware	52-2102860

Chesrown Ford, Inc.	Colorado	84-1164224	Dobbs Ford of Memphis, Inc.	Delaware	65-1065025

Chevrolet World, Inc.	Florida	59-2216673	Dobbs Ford, Inc.	Florida	59-1584177

Chuck Clancy Ford of Marietta, LLC	Delaware	47-0922626	Dobbs Mobile Bay, Inc.	Alabama	62-1196110

CJ VALENCIA HOLDING, LLC	Delaware	20-5226043	Dobbs Motors of Arizona, Inc.	Arizona	93-0929951

Coastal Cadillac, Inc.	Florida	59-3023188	Don Mealey Chevrolet, Inc.	Florida	59-1553076

Consumer Car Care Corporation	Tennessee	62-1151481	Don Mealey Imports, Inc.	Florida	59-3099049

Contemporary Cars, Inc.	Florida	59-1635976	Don-A-Vee Jeep-Eagle, Inc.	California	33-0203778

Cook-Whitehead Ford, Inc.	Florida	59-1165955	Driver’s Mart Worldwide, Inc.	Virginia	38-3275555

Corporate Properties Holding, Inc.	Delaware	65-0948961	Eastern Region Management, LLC	Delaware	52-2135867

Corpus Christi ANUSA, LLC	Delaware	46-4705830	EASTGATE FORD, INC.	Ohio	31-0736141

Corpus Christi Collision Center, Inc.	Delaware	45-4496075	Ed Mullinax Ford, LLC	Delaware	57-1174464

COSTA MESA CARS HOLDING, LLC	Delaware	20-5226339	Edgren Motor Company, Inc.	California	94-1561041

Costa Mesa Cars, Inc.	California	33-0626084	EDGREN MOTOR HOLDING, LLC	Delaware	20-5225254

Courtesy Auto Group, Inc.	Florida	59-2360236	EL MONTE IMPORTS HOLDING, LLC	Delaware	20-5226399

Courtesy Broadway, LLC	Colorado	20-5417194	El Monte Imports, Inc.	Delaware	65-0881906

Covington Pike Motors, Inc.	Tennessee	58-1366612	EL MONTE MOTORS HOLDING, LLC	Delaware	20-5226498

CT Intercontinental GP, LLC	Delaware	33-1062337	El Monte Motors, Inc.	Delaware	65-0881905

EMICH SUBARU WEST, LLC	Delaware	65-0944597	George Sutherlin Nissan, LLC	Delaware	47-0922627

Empire Services Agency, Inc.	Florida	65-0329882	Germantown Luxury Imports, LLC	Delaware	46-4640265

Financial Services GP, LLC	Delaware	02-0695729	Government Boulevard Motors, Inc.	Alabama	62-1502108

Financial Services, Ltd.	Texas	20-0057657	Gulf Management, Inc.	Florida	59-2908603

First Team Automotive Corp.	Delaware	59-3440254	Hayward Dodge, Inc.	Delaware	94-1689551

First Team Ford of Manatee, Ltd.	Florida	59-3446538	Henderson ANUSA, LLC	Delaware	46-4800106

First Team Ford, Ltd.	Florida	59-3366156	Hillard Auto Group, Inc.	Texas	75-1965005

			Hollywood Imports Limited, Inc.	Florida	59-2025810

First Team Management, Inc.	Florida	59-2714981	HORIZON CHEVROLET, INC.	Ohio	34-1245635

FIT KIT HOLDING, LLC	Delaware	20-5225481	HOUSE OF IMPORTS HOLDING, LLC	Delaware	20-5226553

Fit Kit, Inc.	California	33-0115670	House of Imports, Inc.	California	95-2498811

Florida Auto Corp.	Delaware	65-0837116	Houston ANUSA, LLC	Delaware	46-4667987

Ford of Kirkland, Inc.	Washington	91-1425985	Houston Auto M. Imports Greenway, Ltd.	Texas	20-0057720

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Fox Chevrolet, LLC	Delaware	47-0922620	Houston Auto M. Imports North, Ltd.	Texas	20-0058197

FOX MOTORS, LLC	Delaware	47-0922619	Houston Imports Greenway GP, LLC	Delaware	56-2307542

Fred Oakley Motors, Inc.	Delaware	75-1524534	Houston Imports North GP, LLC	Delaware	56-2307540

FREMONT LUXURY IMPORTS HOLDING, LLC	Delaware	20-5226133	HVA IMPORTS, LLC	Delaware	52-2135875

Ft. Lauderdale Nissan, Inc.	Florida	65-0273822	HVM IMPORTS, LLC	Delaware	65-0944227

G.B. IMPORT SALES & SERVICE HOLDING, LLC	Delaware	20-5224826	HVS Motors, LLC	Delaware	65-0944662

G.B. IMPORT SALES & SERVICE, LLC	Delaware	65-0944605	HVVW Motors, LLC	Delaware	65-0944181

GA CDJR Motors, LLC	Delaware	45-4505030	IRVINE IMPORTS HOLDING, LLC	Delaware	20-5225601

GA Columbus Imports, LLC	Delaware	46-4553266	Irvine Imports, Inc.	California	33-0374310

GA F Imports, LLC	Delaware	46-4571435	IRVINE TOYOTA/NISSAN/VOLVO LIMITED PARTNERSHIP	Georgia	88-0377749

GA H Imports, LLC	Delaware	45-4505078	JEMAUTCO, INC.	Ohio	31-1153168

GA HY Imports, LLC	Delaware	46-4537858	JERRY GLEASON CHEVROLET, INC.	Illinois	36-2840037

GENE EVANS FORD, LLC	Delaware	65-0944608	Jerry Gleason Dodge, Inc.	Illinois	36-4074146

Jim Quinlan Chevrolet Co.	Delaware	59-1055603	MAGIC ACQUISITION HOLDING, LLC	Delaware	20-5226582

Joe MacPherson Ford	California	33-0180618	Maitland Luxury Imports, Inc.	Delaware	45-4497658

Joe MacPherson Imports No. I	California	33-0745137	Marks Family Dealerships, Inc.	Texas	74-1405873

Joe MacPherson Infiniti	California	33-0127306	Marks Transport, Inc.	Texas	76-0444883

JOE MACPHERSON INFINITI HOLDING, LLC	Delaware	20-5224941	MC/RII, LLC	Ohio	31-1751162

JOHN M. LANCE FORD, LLC	Delaware	65-0944184	Mealey Holdings, Inc.	Florida	59-3280283

J-R Motors Company North	Colorado	84-1167355

J-R Motors Company South	Colorado	84-1167319	Midway Chevrolet, Inc.	Texas	75-1631858

JRJ Investments, Inc.	Nevada	88-0199942	Mike Hall Chevrolet, Inc.	Delaware	74-1940031

Katy ANUSA, LLC	Delaware	46-4816671	Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	Florida	65-0731779

Kenyon Dodge, Inc.	Florida	59-0479520	Mike Shad Ford, Inc.	Florida	65-0730472

King’s Crown Ford, Inc.	Delaware	59-2018826	Mission Blvd. Motors, Inc.	California	94-3179908

L.P. Evans Motors WPB, Inc.	Florida	59-0684221	Mortimer Collision, LLC	Delaware	47-0922622

L.P. Evans Motors, Inc.	Florida	59-0601584	MR. WHEELS HOLDING, LLC	Delaware	20-5225351

Lance Children, Inc.	Ohio	34-1789728	Mr. Wheels, Inc.	California	95-3050274

Las Vegas ANUSA, LLC	Delaware	46-4756234	Mullinax East, LLC	Delaware	57-1174463

Leesburg Imports, LLC	Delaware	06-1712528	MULLINAX FORD NORTH CANTON, INC.	Ohio	34-1706005

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Leesburg Motors, LLC	Delaware	06-1712525	Mullinax Ford South, Inc.	Florida	59-2745619

Les Marks Chevrolet, Inc.	Texas	76-0375065	Mullinax Used Cars, Inc.	Ohio	34-1663489

Lew Webb’s Ford, Inc.	California	33-0677560	Naperville Imports, Inc.	Delaware	65-1151451

LEW WEBB’S IRVINE NISSAN HOLDING, LLC	Delaware	20-5225321	NEWPORT BEACH CARS HOLDING, LLC	Delaware	20-5224604

Lew Webb’s Irvine Nissan, Inc.	California	33-0374313	NEWPORT BEACH CARS, LLC	Delaware	65-0944175

Lewisville Collision, Inc.	Delaware	46-4553097	Nichols Ford, Ltd.	Texas	20-0057609

Lewisville Imports GP, LLC	Delaware	16-1640974	Nichols GP, LLC	Delaware	33-1062338

Lewisville Imports, Ltd.	Texas	06-1647785	Nissan of Brandon, Inc.	Florida	59-2872723

Lot 4 Real Estate Holdings, LLC	Delaware	32-0103034	Northpoint Chevrolet, LLC	Delaware	47-0922630

Luxury Orlando Imports, Inc.	Delaware	45-4496251	Northwest Financial Group, Inc.	Washington	91-1666832

Luxury Woodlands Imports, Inc.	Delaware	46-4552034	NY LNR Luxury Imports, Inc.	Delaware	46-4541298

MacHoward Leasing	California	95-2267692	NY Luxury Motors of Mt. Kisco, Inc.	Delaware	45-4497466

MACHOWARD LEASING HOLDING, LLC	Delaware	20-5224996	NY Mt. Kisco Luxury Imports, Inc.	Delaware	46-4541484

MacPherson Enterprises, Inc.	California	95-2706038	NY Palisades Luxury Imports, Inc.	Delaware	45-4496937

Magic Acquisition Corp.	Delaware	65-0711428	NY White Plains Luxury Imports, Inc.	Delaware	46-4541840

Oxnard European Motors, LLC	Delaware	26-3036624	Republic Risk Management Services, Inc.	Florida	65-0782124

Oxnard Venture Holdings, Inc.	Delaware	26-3454865	Resources Aviation, Inc.	Florida	65-0858501

Payton-Wright Ford Sales, Inc.	Texas	75-1231297	RI Merger Corp.	Colorado	84-1492421

Pembroke Motors, Inc.	Delaware	65-0948962	RI/BB Acquisition Corp.	Delaware	52-2127466

Peyton Cramer Automotive	California	33-0612289	RI/BBNM Acquisition Corp.	Arizona	86-0914399

PEYTON CRAMER AUTOMOTIVE HOLDING, LLC	Delaware	20-5226609	RI/Hollywood Nissan Acquisition Corp.	Delaware	65-0784675

PEYTON CRAMER F. HOLDING, LLC	Delaware	20-5225040	RI/LLC Acquisition Corp.	Colorado	84-1459545

Peyton Cramer Ford	California	95-3410394	RI/RMC Acquisition GP, LLC	Delaware	33-1062340

Peyton Cramer Infiniti	California	33-0567152	RI/RMC Acquisition, Ltd.	Texas	20-0057572

PEYTON CRAMER INFINITI HOLDING, LLC	Delaware	20-5226653	RI/RMT Acquisition GP, LLC	Delaware	02-0695720

Peyton Cramer Jaguar	California	33-0567150	RI/RMT Acquisition, Ltd.	Texas	20-0058111

			RI/WFI Acquisition Corporation	Delaware	52-2124969

PEYTON CRAMER LM HOLDING, LLC	Delaware	20-5224570	RKR Motors, Inc.	Florida	65-0070349

Phoenix ANUSA, LLC	Delaware	46-4733662	Plano Collision, Inc.	Delaware	46-4564729

Pierce Automotive Corporation	Arizona	86-0811184	Roseville Motor Corporation	California	94-2922942

PIERCE, LLC	Delaware	65-0944638	ROSEVILLE MOTOR HOLDING, LLC	Delaware	20-5225195

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	Delaware	86-0928955	Sacramento Collision, Inc.	Delaware	46-4553176

Plains Chevrolet GP, LLC	Delaware	06-1699677	Sahara Imports, Inc.	Nevada	86-0869592

Plains Chevrolet, Ltd.	Texas	20-0058622	SAHARA NISSAN, INC.	Nevada	88-0133547

Port City Imports, Inc.	Texas	74-2403712

Prime Auto Cosmetics, Inc.	Delaware	46-4552973

Prime Auto Resources, Inc.	California	33-0718037	SHAMROCK F. HOLDING, LLC	Delaware	20-5226693

Quality Nissan GP, LLC	Delaware	06-1699678	Shamrock Ford, Inc.	California	94-2220473

Quality Nissan, Ltd.	Texas	20-0058629	Six Jays LLC	Colorado	84-1364768

Quinlan Motors, Inc.	Florida	59-3268936	SMI MOTORS HOLDING, LLC	Delaware	20-5226719

R. Coop Limited	Colorado	84-1251979	SMI Motors, Inc.	California	95-4399082

R.L. Buscher II, Inc.	Colorado	84-1171763	South Broadway Motors, LLC	Delaware	65-0944625

R.L. Buscher III, Inc.	Colorado	84-1171764	Southwest Motors of Denver, LLC	Delaware	65-0944643

Real Estate Holdings, Inc.	Florida	65-0789583	STAR MOTORS, LLC	Delaware	65-0944646

RENTON H IMPORTS, INC.	Delaware	84-1491657	Steakley Chevrolet GP, LLC	Delaware	02-0695725

Republic Resources Company	Delaware	51-0370517	Steakley Chevrolet, Ltd.	Texas	20-0058140

Steeplechase Motor Company	Texas	76-0244476	TN F Imports, LLC	Delaware	45-4504984

STEVE MOORE CHEVROLET DELRAY, LLC	Delaware	65-0944647	TORRANCE NISSAN HOLDING, LLC	Delaware	20-5224866

STEVE MOORE CHEVROLET, LLC	Delaware	65-0944670	TORRANCE NISSAN, LLC	Delaware	65-0944661

STEVENS CREEK HOLDING, LLC	Delaware	20-5225154	Tousley Ford, Inc.	Minnesota	41-0609970

Stevens Creek Luxury Imports Holding, LLC	Delaware	45-4503334	TOYOTA CERRITOS LIMITED PARTNERSHIP	Georgia	88-0377743

Stevens Creek Luxury Imports, Inc.	Delaware	45-4496303	Triangle Corporation	Delaware	52-2025037

Stevens Creek Motors, Inc.	California	94-3010181	T-West Sales & Service, Inc.	Nevada	88-0235466

Sunrise Nissan of Jacksonville, Inc.	Florida	59-3427446	TX Alliance Motors, Inc.	Texas	74-2941297

Sunrise Nissan of Orange Park, Inc.	Florida	59-1357686	TX Ennis Autoplex Motors, Inc.	Texas	75-2301576

Sunset Pontiac-GMC Truck South, Inc.	Florida	59-3128431	TX Motors of North Richland Hills, Inc.	Delaware	75-1574866

Sunset Pontiac-GMC, Inc.	Michigan	38-1919584	TX Motors on Katy Freeway, Inc.	Texas	74-2941811

Superior Nissan, Inc.	North Carolina	62-1306501	TX Motors on Southwest Loop, Inc.	Texas	75-2095119

SUTHERLIN CHRYSLER-PLYMOUTH JEEP-EAGLE, LLC	Delaware	65-0944667	TX West Houston Motors, Inc.	Texas	74-2705707

Sutherlin H. Imports, LLC	Delaware	47-0922631	Valencia Auto Imports Holding, LLC	Delaware	45-4503286

Sutherlin Imports, LLC	Delaware	65-0944664	VALENCIA B. IMPORTS HOLDING, LLC	Delaware	20-5225959

SUTHERLIN NISSAN, LLC	Delaware	65-0944665	Valencia B. Imports, Inc.	Delaware	20-0152054

Tasha Incorporated	California	94-2512050	Valencia Dodge	California	95-3935812

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Tempe Auto Imports, Inc.	Delaware	46-4551989	VALENCIA DODGE HOLDING, LLC	Delaware	20-5226772

TERRY YORK MOTOR CARS HOLDING, LLC	Delaware	20-5226742	VALENCIA H. IMPORTS HOLDING, LLC	Delaware	20-5226809

Terry York Motor Cars, Ltd.	California	95-3549353	Valencia H. Imports, Inc.	Delaware	20-0152004

Texan Ford Sales, Ltd.	Texas	20-0058068	VALLEY CHEVROLET, LLC	Delaware	47-0922623

Texan Ford, Inc.	Texas	76-0207034	VANDERBEEK MOTORS HOLDING, LLC	Delaware	20-5226839

Texan Sales GP, LLC	Delaware	02-0695727	Vanderbeek Motors, Inc.	California	94-2494800

Texas Management Companies LP, LLC	Delaware	52-2135873	Vanderbeek Olds/GMC Truck, Inc.	California	68-0072435

			VANDERBEEK TRUCK HOLDING, LLC	Delaware	20-5373982

The Pierce Corporation II, Inc.	Arizona	86-0743383	VILLAGE MOTORS, LLC	Delaware	65-0944660

Tinley Park A. Imports, Inc.	Delaware	52-2124968	Vince Wiese Chevrolet, Inc.	Delaware	95-2703429

Tinley Park J. Imports, Inc.	Delaware	52-2104777	VINCE WIESE HOLDING, LLC	Delaware	20-5226871

Tinley Park V. Imports, Inc.	Delaware	84-1041105	VistaCal Luxury Imports, Inc.	Delaware	46-4551856

TN CDJR Motors, LLC	Delaware	45-4504914	W.O. Bankston Nissan, Inc.	Texas	75-1279211

WALLACE DODGE, LLC	Delaware	65-0944659	Westgate Chevrolet, Ltd.	Texas	20-0058608

WALLACE FORD, LLC	Delaware	65-0944658	Westmont A. Imports, Inc.	Delaware	65-0725800

WALLACE LINCOLN-MERCURY, LLC	Delaware	65-0944657	Westmont B. Imports, Inc.	Delaware	65-1151452

WALLACE NISSAN, LLC	Delaware	65-0944655	Westmont Collision, Inc.	Delaware	46-4552876

Webb Automotive Group, Inc.	California	33-0338459	Westmont M. Imports, Inc.	Delaware	65-1151453

West Colorado Motors, LLC	Delaware	65-0944593	Woody Capital Investment Company II	Colorado	84-1167986

West Houston Luxury Imports, Inc.	Delaware	46-4552448	Woody Capital Investment Company III	Colorado	84-1167988

West Side Motors, Inc.	Tennessee	62-1030139	Working Man’s Credit Plan, Inc.	Texas	75-2458731

Westgate Chevrolet GP, LLC	Delaware	06-1699676	WPB Collision, Inc.	Delaware	52-2109996

*	All Additional Registrants have the following principal executive office:

c/o AutoNation, Inc.

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(954) 769-6000

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated January 14, 2015.*

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated January 6, 2014.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit to the Filing 305B2 dated March 13, 2015 of file number 333-190926.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and State of Georgia on the 6th day of February, 2019.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

EXHIBIT 6

February 6, 2019

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business December 31, 2018, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$22,427
Interest-bearing balances		149,483
Securities:
Held-to-maturity securities		144,679
Available-for-sale securities		255,037
Equity Securities with readily determinable fair value not held for trading		79
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		114
Securities purchased under agreements to resell		41,906
Loans and lease financing receivables:
Loans and leases held for sale		7,833
Loans and leases, net of unearned income	923,885
LESS: Allowance for loan and lease losses	9,504
Loans and leases, net of unearned income and allowance		914,381
Trading Assets		40,722
Premises and fixed assets (including capitalized leases)		7,982
Other real estate owned		457
Investments in unconsolidated subsidiaries and associated companies		12,863
Direct and indirect investments in real estate ventures		229
Intangible assets		39,280
Other assets		51,879

Total assets		$1,689,351

LIABILITIES
Deposits:
In domestic offices		$1,282,404
Noninterest-bearing	399,731
Interest-bearing	882,673
In foreign offices, Edge and Agreement subsidiaries, and IBFs		59,567
Noninterest-bearing	1,084
Interest-bearing	58,483
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		6,516
Securities sold under agreements to repurchase		5,959

Dollar Amounts In Millions
Trading liabilities	11,537
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)	115,522
Subordinated notes and debentures	11,751
Other liabilities	30,852

Total liabilities	$1,524,108
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	114,541
Retained earnings	53,527
Accumulated other comprehensive income	-3,686
Other equity capital components	0

Total bank equity capital	164,901
Noncontrolling (minority) interests in consolidated subsidiaries	342

Total equity capital	165,243

Total liabilities, and equity capital	$1,689,351

I, John R. Shrewsberry, Sr. EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

John R. Shrewsberry

    Sr. EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Directors

James Quigley

Theodore F. Craver, Jr.

Karen B. Peetz